UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒                     Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Offerpad Solutions Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Offerpad

2022

ANNUAL MEETING
OF STOCKHOLDERS

PROXY STATEMENT

Offerpad

Offerpad Solutions Inc. 2022 Proxy Statement	LET

April 18, 2022

To Fellow Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Offerpad Solutions Inc. at 8:00 a.m. Pacific Time, on Thursday, June 2, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 6 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Brian Bair

Chief Executive Officer and Chairman of the Board

Offerpad Solutions Inc. 2022 Proxy Statement	TOC

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1

Proxy Statement Summary	2

PROXY STATEMENT	3

Proposals	4

Recommendations of the Board	4

Information About This Proxy Statement	4

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS	6

PROPOSALS TO BE VOTED ON	10

Proposal 1: Election of Directors	10

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	15

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers (“Say-on-Pay Frequency Vote”)	16

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	17

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	18

EXECUTIVE OFFICERS	19

CORPORATE GOVERNANCE	20

General	20

Board Composition	20

Director Independence	20

Executive Sessions	20

Director Candidates	20

Communications from Interested Parties	21

Corporate Responsibility and ESG Oversight	21

Board Leadership Structure	22

Offerpad Solutions Inc. 2022 Proxy Statement	1

OFFERPAD SOLUTIONS INC.

2150 E. Germann Road, Suite 1

Chandler, Arizona 85286

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, JUNE 2, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Offerpad Solutions Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m. Pacific Time on Thursday, June 2, 2022.

Annual Meeting will be held at 8:00 a.m. Pacific Time on Thursday, June 2, 2022	The Annual Meeting will be a completely virtual meeting, conducted via live webcast.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OPAD2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

●

To elect Brian Bair, Roberto Sella and Kenneth DeGiorgio as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 4, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting during ordinary business hours at the Company’s principal executive offices. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Benjamin A. Aronovitch

Chief Legal Officer and Secretary

Chandler, Arizona

April 18, 2022

2	Offerpad Solutions Inc. 2022 Proxy Statement	Proxy Statement Summary

Proxy Statement Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should review all of the information contained in the Proxy Statement before voting.

Annual Meeting of Stockholders

Date:	Thursday, June 2, 2022
Time:	8:00 a.m. Pacific Time
Virtual Meeting:	This year’s meeting is a virtual stockholders meeting at www.virtualshareholdermeeting.com/OPAD2022.
Record Date:	April 4, 2022
Voting:	Stockholders as of the record date are entitled to vote. Each outstanding share of Class A Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to 10 votes on all matters presented at the Annual Meeting.

Proposals and Voting Recommendations

	Board Recommendation	Page

Election of the Class I director nominees named herein	FOR	10

Ratification of the appointment of our independent registered accounting firm for fiscal year ending 2022	FOR	15

Frequency of future advisory votes on the compensation of our named executive officers	ONE YEAR	16

Voting Methods

YOU CAN VOTE IN ONE OF FOUR WAYS:

Visit www.proxyvote.com to vote VIA THE INTERNET

Call 1-800-690-6903 to vote BY TELEPHONE

If you received printed proxy materials, sign, date and return your proxy card or voting instruction form, as applicable, in the prepaid enclosed envelope to vote BY MAIL

You may also vote ONLINE during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/OPAD2022 and following the instructions. If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

To reduce our administrative and postage costs and the environmental impact of the Annual Meeting, we encourage stockholders to vote prior to the meeting via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 1, 2022. Stockholders may revoke their proxies at the times and in the manner described on pages 7-8 of this Proxy Statement.

You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you received a printed copy of the proxy materials, your proxy card or the instructions that accompanied your proxy materials to join the Annual Meeting and to vote during the Annual Meeting.

Proxy Statement Summary	Offerpad Solutions Inc. 2022 Proxy Statement	3

OFFERPAD SOLUTIONS INC.

2150 E. Germann Road, Suite 1

Chandler, Arizona 85286

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Offerpad Solutions Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 2, 2022 (the “Annual Meeting”), at 8:00 a.m., Pacific Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OPAD2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, par value $0.0001 per share (the “Class A Stock”), and our Class B common stock, par value $0.0001 per share (the “Class B Stock,” and together with our Class A Stock, the “Common Stock”), as of the close of business on April 4, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 230,366,099 shares of Class A Stock and 14,816,236 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A Stock is entitled to one vote and each share of Class B Stock is entitled to 10 votes on any matter presented to stockholders at the Annual Meeting. The holders of Class A Stock and Class B Stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 18, 2022 to our stockholders on the Record Date.

Background

We entered into a merger agreement (the “Merger Agreement”) with Supernova Partners Acquisition Company, Inc. (“Supernova”) on March 17, 2021. On September 1, 2021 (the “Closing Date”), we consummated the transactions contemplated by the Merger Agreement, by and among OfferPad, Inc. (“Old Offerpad”), Supernova, and Orchids Merger Sub, Inc., a Delaware corporation (“Merger Sub”). Pursuant to these transactions, Merger Sub merged with and into Old Offerpad, with Old Offerpad becoming a wholly owned subsidiary of Supernova (the “Business Combination” and, collectively with the other transactions described in the Merger Agreement, the “Transactions”). On the Closing Date, and in connection with the closing of the Transactions (the “Closing”), Supernova changed its name to Offerpad Solutions Inc.

In this proxy statement, “Offerpad”, “Company”, “we”, “us”, and “our” refer to Offerpad Solutions Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 2, 2022

This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com

4	Offerpad Solutions Inc. 2022 Proxy Statement	Proxy Statement Summary

Proposals

At the Annual Meeting, our stockholders will be asked:

●

To elect Brian Bair, Roberto Sella and Kenneth DeGiorgio as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

●	To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●

FOR the election of Brian Bair, Roberto Sella and Kenneth DeGiorgio as Class I directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

●	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

●	“ONE YEAR” as the frequency of future advisory votes on the compensation of our named executive officers.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Offerpad’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Offerpad is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 18, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Proxy Statement Summary	Offerpad Solutions Inc. 2022 Proxy Statement	5

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

6	Offerpad Solutions Inc. 2022 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 4, 2022. You are entitled to vote at the Annual Meeting only if you were a holder of record of Class A Stock or Class B Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A Stock is entitled to one vote and each outstanding share of Class B Stock is entitled to 10 votes on all matters presented at the Annual Meeting. The holders of Class A Stock and Class B Stock will vote together as a single class on all matters presented to stockholders at the Annual Meeting. At the close of business on the Record Date, there were 230,366,099 shares of Class A Stock and 14,816,236 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

Offerpad has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are an Offerpad stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/OPAD2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 8:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Bylaws to adjourn the meeting, without the vote of stockholders. In addition, in the absence of a quorum, if the Board of Directors so determines, the stockholders may adjourn the meeting by the affirmative vote of a majority of the voting power present in person, or by remote communication, if applicable, or represented by proxy of the outstanding shares of Common Stock entitled to vote thereon.

Questions And Answers About The 2022 Annual Meeting Of Stockholders	Offerpad Solutions Inc. 2022 Proxy Statement	7

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

Stockholders of Record. If you are a stockholder of record, you may vote:

by INTERNET	by TELEPHONE	by MAIL	ELECTRONICALLY at the MEETING

You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;	You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;	You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or	If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 1, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Offerpad prior to the Annual Meeting; or

●	by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

8	Offerpad Solutions Inc. 2022 Proxy Statement	Questions And Answers About The 2022 Annual Meeting Of Stockholders

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of the Company will act as inspector of election. A representative of Broadridge Financial Solutions, Inc. will tabulate the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 4 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/OPAD2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/OPAD2022.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two question limit;

●	in furtherance of the stockholder’s personal or business interests; or

Questions And Answers About The 2022 Annual Meeting Of Stockholders	Offerpad Solutions Inc. 2022 Proxy Statement	9

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (or as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on Executive Compensation	The affirmative vote of the holders of a majority of the votes cast. If no frequency receives the foregoing vote, we will consider the frequency (ONE YEAR, TWO YEARS or THREE YEARS) that receives the highest number of votes cast to be the frequency recommended by stockholders.	Abstentions and broker non-votes will have no effect.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the cases of the proposals regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP or the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

10	Offerpad Solutions Inc. 2022 Proxy Statement	PROPOSALS TO BE VOTED ON / Proposal 1: Election of Directors

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

At the Annual Meeting, three (3) Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have seven (7) directors on our Board. Our current Class I Directors are Brian Bair, Roberto Sella and Kenneth DeGiorgio. The Board has nominated each of the foregoing director candidates to serve as Class I directors until the 2025 Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

In accordance with our Third Restated Certificate of Incorporation and Bylaws, our Board is divided into three classes with staggered three year terms. At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting, and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Brian Bair, Roberto Sella and Kenneth DeGiorgio; the current Class II Directors are Alexander Klabin and Katie Curnutte; and the current Class III Directors are Sheryl Palmer and Ryan O’Hara.

Our Third Restated Certificate of Incorporation and Bylaws provide that, subject to the rights of holders of any series of preferred stock, the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Prior to the Sunset Date, which is defined as the earlier of: (a) the date that is nine months following the date on which Mr. Bair (x) is no longer providing services, whether upon death, resignation, removal or otherwise, to us as a member of our senior leadership team, officer or director and (y) has not provided any such services for the duration of such nine-month period; and (b) the date as of which Mr. Bair and his permitted transferees, in the aggregate, more than 75% of the shares of our Class B Common Stock that were outstanding as of September 1, 2021, subject to the rights of the holders of any series of preferred stock then outstanding in respect of preferred stock directors, any director may only be removed with or without cause by the affirmative vote of the holders of at least a majority in voting power of all of the then outstanding shares of our voting stock. After the Sunset Date, any director may be removed only for cause and only by the affirmative vote of the holders of at least a majority in voting power of all of the then outstanding shares of our voting stock.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Mr. Bair, Mr. Sella or Mr. DeGiorgio should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three (3) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

PROPOSALS TO BE VOTED ON / Proposal 1: Election of Directors	Offerpad Solutions Inc. 2022 Proxy Statement	11

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors The Board of Directors unanimously recommends a vote FOR the election of each of the below director nominees.

Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors are as follows:

Name	Age	Served as a Director Since*	Position
Brian Bair	45	2015	Chief Executive Officer and Chairman of the Board
Roberto Sella	56	2019	Director
Kenneth DeGiorgio	50	2019	Lead Director and Chair of the Nominating and Corporate Governance Committee

*Includes service on the board of directors of Old Offerpad.

The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:

Age: 45 Director since: 2015 Committees: None Director Qualification Highlights: Real Estate Leadership

Brian Bair

Chief Executive Officer and Chairman of the Board

Mr. Bair served as Old Offerpad’s Chief Executive Officer and as a director of the Company since he founded Offerpad in July 2015 with a mission to provide the best way to buy and sell a home, including as the Chief Executive Officer and Chairman of our Board of since September 2021. Mr. Bair has had a strong influence in the real estate industry over the past 15 years, having pioneered several successful real estate service models that aim to give sellers and buyers more certainty and control. Prior to founding Offerpad, Mr. Bair served as the founder and president at Bair Group Real Estate from April 2008 to June 2015. Additionally, Mr. Bair co-founded Lexington Financial in March 2011, and served as its managing member from March 2011 to March 2012. He also co-founded Bridgeport Financial Services in May 2008, a company that specialized in acquiring distressed homes, and served as its managing member from May 2008 to May 2011. Mr. Bair has also consulted for national companies on how to acquire, renovate and sell homes. Mr. Bair has also served as an advisory member for the Freddie Mac Housing of Tomorrow Council since January 2020.

Skills & Qualifications: We believe that Mr. Bair is qualified to serve as Chairman of our Board due to his extensive experience in the real estate industry and his history as Offerpad’s founder.

12	Offerpad Solutions Inc. 2022 Proxy Statement	PROPOSALS TO BE VOTED ON / Proposal 1: Election of Directors

Age: 56 Director since: 2019 Committees: None Director Qualification Highlights: Investment and Financial Expertise

Roberto Sella

Director

Mr. Sella served as a member of the board of directors of Old OfferPad from February 2019 until September 2021, and on the Board of Offerpad since September 2021. Mr. Sella is the founder of LL Funds, an alternative asset manager and private equity fund, and has served as LL Funds’ managing partner since inception in March 2009. Mr. Sella currently serves on the board of directors of several private companies. Mr. Sella received his B.A. in Economics and Mathematics from the University of Wisconsin and M.B.A. from The Wharton School, University of Pennsylvania.

Skills & Qualifications: We believe Mr. Sella is qualified to serve on our Board because of his extensive investment experience, financial expertise and knowledge of Offerpad’s business and operations.

Age: 50 Director since: 2019 Committees: Nominating and Corporate Governance (Chair) Compensation Director Qualification Highlights: Real Estate and Business Experience

Kenneth DeGiorgio

Lead Director and Chair of the Nominating and Corporate Governance Committee

Mr. DeGiorgio served as a member of the board of directors for Old OfferPad from February 2019 until September 2021 and on our Board since September 2021. Mr. DeGiorgio also serves as chief executive officer of First American Financial Corporation (“FAF”), a public company engaged in title insurance and settlement services, a position he has held since February 2022, having been previously named president in May 2021. Prior to his appointment as president, Mr. DeGiorgio served as FAF’s executive vice president, overseeing FAF’s international division, trust company and various corporate functions from 2010 until his promotion.

Skills & Qualifications: We believe Mr. DeGiorgio is qualified to serve on our Board due to his extensive real estate and business experience and knowledge of Offerpad’s business and operations.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2023 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Offerpad
Katie Curnutte	42	2021	Director
Alexander M. Klabin	46	2019*	Director

*Includes service on the board of directors of Supernova.

PROPOSALS TO BE VOTED ON / Proposal 1: Election of Directors	Offerpad Solutions Inc. 2022 Proxy Statement	13

Age: 42 Director since: 2021 Committees: Audit Director Qualification Highlights: Communications Public Affairs Scaling Technology

Katie Curnutte

Director

Ms. Curnutte has served on our Board since September 2021. Ms. Curnutte is the Chief Executive Officer at Kingston Marketing Group (“KMG”), a start-up focused, global marketing and communications firm founded in September 2019. At KMG, she runs communications strategy for notable companies. Before KMG, Ms. Curnutte was senior vice president of communications and public affairs at Zillow from July 2008 to August 2019. From its inception in March 2021 until March 2022, Ms. Curnutte served on the board of directors of Supernova Partners Acquisition Company II. Ms. Curnutte graduated from the University of Illinois Urbana-Champaign with a B.S. in Journalism.

Skills & Qualifications: We believe Ms. Curnutte is qualified to serve on our Board due to her experience in communications, public affairs and scaling technology companies.

Age: 46 Director since: 2019 Committees: Audit Compensation Director Qualification Highlights: Investment and Corporate Finance

Alexander Klabin

Director

Mr. Klabin served as a member of Supernova’s board of directors since its inception until September 2021, and on our Board since September 2021. Mr. Klabin co-founded Senator Investment Group in early 2008 where he served as managing partner and co-chief investment officer until 2020 and has served as executive chairman of Sotheby’s Financial Services since October 2020. Mr. Klabin has served as a member of the board of director of Supernova Partners Acquisition Co III, Ltd. since its their inception in March 2021. Mr. Klabin also served on the board of directors of Supernova Acquisition Co. II, Ltd from March 2021 until March 2022. He is a member of the board of directors of several private companies. Additionally, Mr. Klabin serves as a Trustee of the New York Philharmonic, The Allen-Stevenson School and is a member of the Leadership Council of The Robin Hood Foundation. Mr. Klabin received a B.A. degree in English Literature from Princeton University.

Skills & Qualifications: We believe Mr. Klabin is well qualified to serve on our Board due to his significant investment and corporate finance experience.

Continuing members of the Board of Directors:

Class III Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Offerpad
Ryan O’Hara	53	2021	Director and Chair of the Compensation Committee
Sheryl Palmer	60	2021	Director and Chair of the Audit Committee

14	Offerpad Solutions Inc. 2022 Proxy Statement	PROPOSALS TO BE VOTED ON / Proposal 1: Election of Directors

Age: 53 Director since: 2021 Committees: Compensation (Chair) Nominating and Corporate Governance Director Qualification Highlights: Technology Sector Knowledge Public Company Board Experience

Ryan O’Hara

Director and Chair of the Compensation Committee

Mr. O’Hara has served on our Board since September 2021. Mr. O’Hara has served as an advisor to Apollo Global Management, a global alternative investment management firm, in the technology and media sectors since January 2020. From June 2019 to December 2019, Mr. O’Hara served as the chief executive officer of Shutterfly, Inc., a public image sharing company, where he also served as a member of the board of directors from June 2019 to October 2019. Prior to Shutterfly, from January 2015 to June 2019, Mr. O’Hara served as the chief executive officer of Move Inc., a real estate listing company, which operates real estate websites including Realtor.com. Mr. O’Hara has also served as a board member on the board of REA Group Limited from June 2017 to April 2019. Mr. O’Hara currently serves on two public company boards of directors: Thryv Holdings, Inc., a company specializing in small business management software, and TKB Critical Technologies 1, a special purpose acquisition company. Mr. O’Hara also currently serves on the advisory council for the Stanford University Center on Longevity. Mr. O’Hara holds a B.A. in Economics from Stanford University, an M.B.A. from Harvard Business School and the Director Certificate from Harvard Business School.

Skills & Qualifications: We believe Mr. O’Hara is qualified to serve on our Board because of his significant knowledge of the technology sector and his experience serving on the boards of directors of both public and private companies.

Age: 60 Director since: 2021 Committees: Audit (Chair) Nominating and Corporate Governance Director Qualification Highlights: Real Estate Experience Public Company Board Experience

Sheryl Palmer

Director and Chair of the Audit Committee

Ms. Palmer has served on our Board since September 2021. Ms. Palmer has served as the president, chief executive officer and a member of the board of directors of Taylor Morrison Home Corporation (“Taylor Morrison”), a public national homebuilder and developer, since August 2007. She has also served as Taylor Morrison’s chairman of the board of directors since May 2017. Ms. Palmer brings over 30 years of cross-functional building experience to her position, including leadership in land acquisition, sales and marketing, development and operations management. In addition to her employment with Taylor Morrison, Ms. Palmer currently serves as a member of the board of directors and the audit and compensation committees of Interface, Inc., a leading publicly traded global manufacturer of modular carpet, but will not stand for re-election at its next annual shareholders meeting in May 2022. Ms. Palmer is also a member of the board of directors and executive committee of HomeAid America, a national non-profit that works with the local building industry to build and renovate multi-unit shelters for homeless families, as chairman of the board of directors for Building Talent Foundation, and as a member of the executive committee of the Joint Center for Housing Studies at Harvard University.

Skills & Qualifications: We believe Ms. Palmer’s over 30 years of real estate industry experience and her role as a seasoned public company CEO and director make her a valuable member of our Board.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	Offerpad Solutions Inc. 2022 Proxy Statement	15

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

16	Offerpad Solutions Inc. 2022 Proxy Statement	Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

Proposal 3: Approval, on an Advisory (Non-Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Exchange Act, the Company requests that our stockholders cast a non-binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a stockholder advisory vote (the “Say-on-Pay Vote”) to approve the compensation of our named executive officers. It is expected that the first Say-on-Pay Vote will occur at the 2023 annual meeting of stockholders. By voting on this proposal, stockholders may indicate whether they would prefer that the Company provide for the Say-on-Pay Vote at future annual meetings every one year, every two years or every three years. Stockholders may also abstain from the vote.

After consideration, the Board determined that providing a Say-on-Pay Vote every year is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board determined that an annual advisory vote on named executive officer compensation will allow stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in future proxy statements on a more timely and consistent basis than if the vote were held less frequently. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

This “Say-on-Frequency” vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should have the opportunity to approve our executive compensation programs.

Stockholders of the Company will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) one year; (2) two years; (3) three years; or (4) abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation.

Vote Required

This proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. The frequency that receives the affirmative vote of the majority of the votes cast at the Annual Meeting will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote for “ONE YEAR” for the frequency of future Say-on-Pay Votes, once the Company is required to hold a Say-on-Pay Vote.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	Offerpad Solutions Inc. 2022 Proxy Statement	17

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Offerpad Solutions Inc., a Delaware corporation (the “Company”), for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Sheryl Palmer (Chair)

Alexander Klabin

Katie Curnutte

18	Offerpad Solutions Inc. 2022 Proxy Statement	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us for each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees	$803,000	$265,000
Audit Related Fees	909,000	–
Tax Fees	185,000	82,000
All Other Fees	–	–
Total Fees	$1,897,000	$347,000

Audit Fees

Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements and consultations on accounting matters directly related to the audit.

Audit Related Fees

Audit related fees consist of fees for professional services rendered in connection with financial statements incorporated into SEC filings relating to the Business Combination, including audit procedures relating to the fiscal years ended December 31, 2019 and December 31, 2018.

Tax Fees

Tax fees consist of fees for professional services for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

EXECUTIVE OFFICERS	Offerpad Solutions Inc. 2022 Proxy Statement	19

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Brian Bair(1)	45	Chief Executive Officer and Chairman of the Board
Michael Burnett	54	Chief Financial Officer
Stephen Johnson	51	Chief Operating Officer
Benjamin Aronovitch	43	Chief Legal Officer and Secretary

(1) For Brian Bair, see biography on page 11 of this proxy statement.

Age: 54

Michael Burnett

Chief Financial Officer

Mr. Burnett has served as Offerpad’s Chief Financial Officer since October 2019. Previously, Mr. Burnett served as Executive Vice President and Chief Financial Officer at AV Homes, Inc., a national homebuilder and developer, from October 2013 to October 2018. Prior to this, Mr. Burnett served as Group Vice President, Finance, Treasury and Investor Relations for JDA Software Group, Inc., a leading global software provider offering supply chain management solutions, from November 2009 to October 2013. Mr. Burnett holds a B.S. in Accounting from Miami University.

Age: 51

Stephen Johnson

Chief Operating Officer

Mr. Johnson has served as Offerpad’s Chief Operating Officer since August 2020. Before joining Offerpad, Mr. Johnson provided consultation services to multiple private equity-owned growth companies, delivering strategic and general management support from June 2019 to August 2020. Previously, Mr. Johnson held various roles at MSCI, Inc., a finance company, and its subsidiaries. He was Managing Director of Innovation Transformation at MSCI, Inc. from March 2018 to June 2019 and served as both President of InvestorForce, Inc., a provider of reporting solutions to institutional investors, and Managing Director at MSCI from March 2017 to October 2018. Prior to these positions, Mr. Johnson was the Chief Operating Officer and Managing Director at MSCI Analytics from March 2015 to March 2017, after having been Chief Operating Officer at InvestorForce, Inc. and Executive Director at MSCI from May 2010 to March 2015. Mr. Johnson holds a B.A. in Economics and History from Yale University and an M.B.A. from Harvard Business School.

Age: 43

Benjamin Aronovitch

Chief Legal Officer and Secretary

Mr. Aronovitch has served as Offerpad’s Chief Legal Officer since October 2020. Previously, Mr. Aronovitch was Vice President and Deputy General Counsel at Taylor Morrison from September 2013 to October 2020. Prior to Taylor Morrison, Mr. Aronovitch was a corporate attorney at Paul, Weiss, Rifkind, Wharton & Garrison LLP from May 2010 to September 2013 and Cravath, Swaine & Moore LLP from October 2006 to May 2010. Mr. Aronovitch holds a B.A. in Political Science and Economics from McGill University and law degrees from McGill and Oxford University. He is a member of the New York Bar and is admitted to practice in Arizona.

20	Offerpad Solutions Inc. 2022 Proxy Statement	CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors Relations” page of our website located at investor.offerpad.com, or by writing to our Secretary at our offices at 2150 E. Germann Road, Suite 1, Chandler, Arizona 85286.

Board Composition

Our Board currently consists of seven members: Brian Bair, Katie Curnutte, Kenneth DeGiorgio, Ryan O’Hara, Alexander Klabin, Sheryl Palmer and Roberto Sella. Our Third Restated Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Prior to the Sunset Date, directors may be removed with or without cause only by the affirmative vote of the holders of at least a majority of our common stock. After the Sunset Date, directors may be removed only for cause by the affirmative vote of the holders of at least a majority of Offerpad’s Common Stock.

Director Independence

Our Board has determined that each of Katie Curnutte, Kenneth DeGiorgio, Alexander Klabin, Ryan O’Hara and Sheryl Palmer qualifies as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Executive Sessions

Our non-management directors meet in executive session without management directors or other members of management present on a regularly scheduled basis. We also hold an executive session including only independent directors at least once per year. Each executive session of the non-management or the independent directors is presided over by Kenneth DeGiorgio, our Lead Director.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Kenneth DeGiorgio and Roberto Sella were initially recommended to serve on our Board by management and the board of directors of Old Offerpad in consultation with certain stockholders.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors,

CORPORATE GOVERNANCE	Offerpad Solutions Inc. 2022 Proxy Statement	21

including: personal and professional integrity, strong ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member or executive officer of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and geographic background, gender, age and ethnicity. The Nominating and Corporate Governance Committee and the Board are committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which new Board candidates are chosen. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Offerpad Solutions Inc., 2150 E. Germann Road, Suite 1, Chandler, Arizona 85286. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

We believe that regular, transparent communication with our stockholders and other stakeholders is essential to our long-term success. We regularly seek to engage with our stockholders through financial conferences, meetings with analysts and investors, and by timely responding to inquiries. The Board receives regular updates regarding our engagement efforts.

The Board welcomes your input and will give appropriate attention and, if applicable a response, to written communications that are submitted by interested parties. Our Secretary is primarily responsible for monitoring communications from interested parties and for providing copies or summaries to the directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Interested parties who wish to send communications on any topic to the Chairman of the Board, the Lead Director, the independent or non-management directors, or the Board as a whole, should address such communications to the applicable party or parties in writing: c/o Secretary, Offerpad Solutions Inc., 2150 E. Germann Road, Suite 1, Chandler, Arizona 85286.

Corporate Responsibility and ESG Oversight

Our commitment to engage in environmentally and socially responsible strategies is a shared objective across our organization and integrated into our governance processes.

We published a summary of our ESG commitments, achievements and focus areas on our investor relations website. You can find this information at investors.offerpad.com by clicking the ESG tab. Our disclosure is formatted as web based content to ensure we are able to provide the most relevant and up to date information as we build upon our foundation. The information contained on or accessible through the Offerpad website, including the Company’s ESG information, is not considered part of this proxy statement.

22	Offerpad Solutions Inc. 2022 Proxy Statement	CORPORATE GOVERNANCE

The Chairman and CEO leads our executive team’s ESG efforts and governance. In addition, the Enterprise Risk Management Committee of our senior management team is responsible for identifying mitigation opportunities for our top enterprise-wide risks. The Nominating and Corporate Governance Committee has primary responsibility for ESG-related Board oversight. It oversees activities and reporting of ESG matters, along with oversight of key policies such as the Code of Business Conduct.

Board Leadership Structure

Our Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company.

The Company’s current Board leadership structure comprises a combined Chairman of the Board and Chief Executive Officer, an independent director serving as the Lead Director, and highly qualified, active independent directors. Our Board exercises its judgment in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

Kenneth DeGiorgio currently serves as our Lead Director. The Lead Director’s responsibilities include, but are not be limited to, presiding over all meetings of the Board at which the Chairman of the Board is not present, including any executive sessions of the non-management directors or independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board.

Board Role in Risk Overnight

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. The Company has an enterprise risk management (“ERM”) committee of senior management who work to identify, monitor and evaluate the Company’s risks and develop an approach to address and mitigate each identified risk. Each quarter, and more frequently, if necessary, the ERM committee reports its findings and recommendations to the Audit Committee, which then reports to the Board.

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

CORPORATE GOVERNANCE	Offerpad Solutions Inc. 2022 Proxy Statement	23

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investor.offerpad.com, in the “Governance Documents” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy that applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Attendance by Members of the Board of Directors at Meetings

Given the timing of the Closing of our Business Combination, there were two meetings of the Board of Directors during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at investor.offerpad.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

24	Offerpad Solutions Inc. 2022 Proxy Statement	COMMITTEES OF THE BOARD

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Kenneth DeGiorgio			Chair
Katie Curnutte
Alexander Klabin
Ryan O’Hara		Chair
Sheryl Palmer	Chair

Audit Committee

Our Audit Committee’s responsibilities include:

●	appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

●	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related person transactions; and

●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

The Audit Committee charter is available on our website at investor.offerpad.com. The members of the Audit Committee are Katie Curnutte, Alexander Klabin and Sheryl Palmer. Sheryl Palmer serves as Chair of the committee. Our Board has affirmatively determined that each of Katie Curnutte, Alexander Klabin and Sheryl Palmer is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE Rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board has determined that each of Sheryl Palmer and Alexander Klabin qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. No Audit Committee member currently serves on the audit committee of more than three public companies.

The Audit Committee met twice in 2021.

COMMITTEES OF THE BOARD	Offerpad Solutions Inc. 2022 Proxy Statement	25

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

●

reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving (either alone, or if directed by the Board, in connection with a majority of the independent members of the Board of Directors) the compensation of our Chief Executive Officer;

●	reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

●	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;

●	making recommendations to our Board regarding the compensation of our directors; and

●	appointing and overseeing any compensation consultants.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than as the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at investor.offerpad.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged the compensation consulting firm Pay Governance to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Pay Governance reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Pay Governance and has determined that Pay Governance’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an executive officer the authority to grant equity awards to certain employees and consultants, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Kenneth DeGiorgio, Alexander Klabin and Ryan O’Hara. Mr. O’Hara serves as Chair of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under NYSE’s independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met twice in 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

●	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board of Directors;

●	recommending to our Board of Directors the nominees for election to our Board at annual meetings of our stockholders;

●	overseeing an annual evaluation of our Board of Directors and its committees; and

●	developing and recommending to our Board of Directors a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee charter is available on our website at investor.offerpad.com. The members of our Nominating and Corporate Governance Committee are Kenneth DeGiorgio, Ryan O’Hara and Sheryl Palmer. Mr. DeGiorgio serves as Chair of the Nominating and Corporate Governance Committee. Our Board of Directors has affirmatively determined that each of Kenneth DeGiorgio, Ryan O’Hara and Sheryl Palmer meets the definition of “independent director” under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met once in 2021.

26	Offerpad Solutions Inc. 2022 Proxy Statement	EXECUTIVE AND DIRECTOR COMPENSATION / Compensation Discussion and Analysis

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

General

In this Compensation Discussion and Analysis (“CD&A”), we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below (each, an “NEO”) during fiscal 2021, including the elements of our compensation program for NEOs, material compensation decisions made under that program for fiscal 2021 and the material factors considered in making those decisions. Our NEOs for the year ended December 31, 2021, which consist of our principal executive officer, our principal financial officer and other two executive officers for fiscal year 2021 are:

Brian Bair, Chief Executive Officer;

Michael Burnett, Chief Financial Officer;

Benjamin Aronovitch, Chief Legal Officer and Secretary; and

Stephen Johnson, Chief Operating Officer.

Executive Summary

2021 Highlights

On September 1, 2021, the Business Combination closed and we transitioned to being a new public company. In 2021, we delivered on our financial and operational goals and exceeded expectations.

Financial Results	- Exceeded our full-year 2021 expectations
- Nearly doubled our revenue year-over-year
- Completed our first full year with positive Net Income

Customer Experience	- Achieved customer satisfaction rating of 93%*
- Introduced Bundle Rewards, offering customers additional opportunities to save

Employee Engagement	- Launched an Employee Volunteer Program
- Enhanced our Offerpad University onboarding training program

Growth	- Added seven new markets
- Increased the number of homes purchased by 156% year over year
- Completed a record 8,000 renovations projects

* Based on surveys from over 3,600 customers in 2021.

In connection with the Business Combination, we engaged Pay Governance as our independent compensation consultant to help structure a competitive executive compensation program from a public company perspective, position executive compensation by relevant market data, and make individual compensation decisions factoring in comparable positions at companies with which we compete for talent. We intend to implement these decisions as part of our 2022 executive compensation program.

As a general matter, our executive compensation program consists of annual base salary, target annual cash incentive opportunities and equity-based long-term incentives. This CD&A provides a description of each of these elements for fiscal year ending 2021. We will continue to evaluate, develop and evolve our executive compensation program as we progress as a newly public company.

EXECUTIVE AND DIRECTOR COMPENSATION / Compensation Discussion and Analysis	Offerpad Solutions Inc. 2022 Proxy Statement	27

Compensation Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures and practices. Our key compensation practices include the following:

What We Do	What We Do Not Do
✓ Emphasize performance-based, at-risk compensation.	X Do not guarantee annual salary increases.
✓ Emphasize the use of equity compensation to promote executive retention and reward long-term value creation.	X Do not grant uncapped annual cash incentives or guaranteed equity compensation.
✓ Weight the overall pay mix towards incentive compensation for senior executives.	X Do not provide significant or excessive perquisites.
✓ Engage an independent compensation consultant to directly advise our Compensation Committee.	X Do not provide any compensation-related tax gross-ups.

Stockholder Advisory Vote on Executive Compensation

We expect to ask our stockholders to vote, at our 2023 annual meeting of stockholders, on a non-binding, advisory vote to approve the compensation of our NEOs (the “Say-on-Pay Vote”). We are not required to hold a Say-on-Pay Vote in 2022; however, at our 2022 annual meeting of stockholders, we expect to ask our stockholders to vote in a non-binding, advisory vote regarding the frequency of our Say-on-Pay Votes.

Executive Compensation Objectives and Philosophy

The key objectives of our executive compensation program are to attract, motivate, and reward leaders who create an inclusive and diverse environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program is designed to:

●	Attract and retain talented and experienced executives in a competitive and dynamic market;

●	Motivate our NEOs to help our Company achieve the best possible financial and operational results;

●

Provide reward opportunities consistent with our performance on both a short-term and long-term basis that are industry competitive, flexible, fiscally responsible and linked to our overall business objectives; and

●	Align the long-term interests of our NEOs with those of our stockholders.

We strive to provide a competitive total compensation opportunity to executives while balancing other important factors. Executives may be compensated above or below levels of compensation for similar positions found in the external market based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “—Determination of Executive Compensation.”

Determination of Executive Compensation

Role of Compensation Committee and Executive Officers

The Compensation Committee is responsible for establishing and overseeing our executive compensation programs and we expect that the Compensation Committee will annually review and determine the compensation to be provided to our NEOs, including with respect to our Chief Executive Officer.

In setting executive compensation, the Compensation Committee will consider a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to the Chief Executive Officer’s own compensation) and members of our human resources team, current and past total compensation, competitive market data and analysis provided by the Compensation Committee’s independent compensation consultant, Company performance and each executive’s impact on performance, each executive’s relative scope of responsibility and potential, each executive’s individual performance and demonstrated leadership, and internal equity pay considerations. Our Chief Executive Officer’s recommendations are based on his evaluation of each other NEO’s individual performance and contributions, of which our Chief Executive Officer has direct knowledge.

28	Offerpad Solutions Inc. 2022 Proxy Statement	EXECUTIVE AND DIRECTOR COMPENSATION / Compensation Discussion and Analysis

Role of Compensation Consultant

In order to design a competitive executive compensation program that will continue to attract top executive talent and reflect our compensation philosophy, our Compensation Committee has retained Pay Governance as an independent compensation consultant to provide executive compensation advisory services, help evaluate our compensation philosophy and objectives and provide guidance in designing, maintaining and administering our executive compensation program. The Compensation Committee has evaluated Pay Governance’s independence pursuant to the requirements of NYSE and SEC rules and has determined that Pay Governance does not have any conflicts of interest in advising the Compensation Committee.

We are in the process of developing a peer group with Pay Governance and we expect to refer to this peer group in structuring our executive compensation program for fiscal year 2022. Our Compensation Committee may also refer to compensation survey data.

Elements of Compensation

Overview

The primary elements of our NEOs’ compensation and the main objectives of each are:

●	Base Salary. Base salary attracts and retains talented executives in a competitive market, recognizes individual roles and level of responsibilities, and provides stable income;

●

Annual Performance-Based Incentive Compensation. Annual cash incentives promote and reinforce the attainment of short-term performance objectives and reward executives for their contributions toward achieving those objectives; and

●

Equity Based Long-Term Incentive Compensation. Equity compensation, which we have historically provided in the form of stock options to purchase shares of our common stock (each, an “Offerpad Option”), aligns executives’ interests with our stockholders’ interests, emphasizes long-term financial and operational performance, and helps retain executive talent. In 2021, we did not grant any equity or equity-based compensation to our NEOs.

In addition, our NEOs are eligible to participate in our health and welfare programs and our 401(k) plan on the same basis as our other employees. We have also entered into employment agreements with certain of our NEOs, which include severance benefits, among other things. Such arrangements aid in attracting and retaining executive talent and help executives to remain focused and dedicated during potential transition periods due to a change in control. Each of these elements of compensation for 2021 is described further below.

Base Salary

The base salaries of our named executive officers are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salaries provide our NEOs with a reasonable degree of financial certainty and stability. Our Compensation Committee intends to annually review and determine the base salaries of our executives and evaluate the base salaries of new hires at the time of hire. In 2021, we approved incremental base salary increases for our named executive officers in light of cost of living considerations. Our NEOs’ base salaries were as set forth below for 2021:

Named Executive Officer	2021 Annualized Base Salary

Brian Bair	$450,000

Michael Burnett	$332,413

Benjamin Aronovitch	$328,473

Stephen Johnson	$327,281

EXECUTIVE AND DIRECTOR COMPENSATION / Compensation Discussion and Analysis	Offerpad Solutions Inc. 2022 Proxy Statement	29

Cash Incentive Compensation

2021 Annual Cash Incentive Program

We consider annual cash incentives to be an important component of our total compensation program by providing incentives necessary to retain and motivate executive officers to achieve important financial and strategic performance objectives. The Company currently maintains an annual cash incentive program in which certain eligible employees at the director level and above, including our named executive officers, participate. Each NEO is eligible to receive an annual performance-based cash incentive based on a specified target award amount, expressed as a percentage of the named NEO’s base salary. In fiscal 2021, our NEOs participated in our annual cash incentive program at the following target percentages of base salary:

Named Executive Officer	Target Annual Incentive Opportunity as a Percentage of Base Salary

Brian Bair	60%

Michael Burnett	50%

Benjamin Aronovitch	50%

Stephen Johnson	50%

The target annual cash incentive opportunities for each of our named executive officers in 2021 were not increased or changed from fiscal year 2020.

Under the 2021 program, the annual cash incentives were earned based upon the achievement of pre-determined Company performance for 2021 for the following performance measures: home sales, closing goals, pre-tax net income (“PTNI”) goals and return on investment, each of which comprised 25% of the participant’s annual incentive opportunity for 2021.

The target goals with respect to each performance measure under our 2021 annual cash incentive program are set forth in the following table:

Performance Measure	Target Performance Goal

Home Sales	5,861

Closing Goals	1,995

PTNI Goals(1)	($55,200,000)
Return on Investment	3.5%

(1)	PTNI generally is calculated as income/loss before income taxes, calculated in accordance with GAAP.

Under the 2021 incentive program, participants were eligible to receive a percentage of the participant’s target annual cash incentive opportunity, ranging from 0% to 150%, based on the level at which each of the performance goals was achieved, as set forth in the following table:

Performance Level	% Payout(1)

Below Threshold	0%

Threshold	50%

Target	100%

Stretch 1	125%

Stretch 2	150%

(1)

For each performance goal, if actual performance falls between the “threshold” and “target” levels specified above, the “threshold” level will apply. In addition, if actual performance falls between the “target” and “Stretch 1” levels specified above or between the “Stretch 1” and “Stretch 2” levels specified above, the percentage of such performance goal that is earned will be determined by using linear interpolation as between the applicable levels.

30	Offerpad Solutions Inc. 2022 Proxy Statement	EXECUTIVE AND DIRECTOR COMPENSATION / Compensation Discussion and Analysis

The actual results that we achieved with respect to each performance goal under our 2021 annual cash incentive program are set forth in the following table:

Performance Measure	2021 Actual Achievement	% of Target Goal Achieved

Home Sales	6,373	110%

Closing Goals	1,667	50%

PTNI Goals	$6,800,000	150%

Return on Investment	7.6%	150%

The NEOs’ actual 2021 annual cash incentive awards are set forth in the column titled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” below.

Other Cash Compensation

In addition, our Compensation Committee awarded to each of Messrs. Burnett and Aronovitch (the Chief Financial Officer and Chief Legal Officer, respectively) a discretionary performance bonus in the amount of $200,000 related to their exceptional contributions during 2021, including in connection with the Business Combination.

Equity-Based Long-Term Incentive Awards

We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of our executives with our stockholders.

In 2021, prior to the Closing of the Business Combination, we maintained the 2016 Stock Option and Grant Plan, which was terminated in connection with the Closing (the “2016 Plan”). Under the 2016 Plan, we offered awards of Offerpad Options to eligible service providers, including our NEOs. In connection with the completion of the Business Combination and the adoption of the 2021 Incentive Award Plan (the “2021 Plan”), no further awards will be granted under the 2016 Plan. However, any outstanding awards granted under the 2016 Plan will remain outstanding, subject to the terms of the 2016 Plan and applicable award agreement.

In 2021, we did not grant any equity or equity-based compensation to our NEOs.

Actual Performance of 2017 CEO Stock Options

In 2017, we granted to Mr. Bair stock option awards that were scheduled to vest based on stock price performance goals. In connection with the Closing of the Business Combination, the Board determined that each of the Company performance goals applicable to each of the Offerpad Options then-held by Mr. Bair were satisfied. Accordingly, all of Mr. Bair’s then-unvested Offerpad Options vested and became exercisable as of immediately prior to the Closing. For additional information on Mr. Bair’s Offerpad Options, see the section titled, “—Outstanding Equity Awards at Fiscal Year-End” below.

Employee Benefits and Perquisites

Retirement Savings, Health and Welfare Benefits

We maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements; in 2021, each of our NEOs participated in the 401(k) plan. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2021, the Company did not make matching contributions under the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

EXECUTIVE AND DIRECTOR COMPENSATION / Compensation Discussion and Analysis	Offerpad Solutions Inc. 2022 Proxy Statement	31

Health and Welfare Plans

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, and life insurance.

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Perquisites; No Tax Gross-Ups

All of our employees, including our named executive officers, are eligible to participate in the Company’s FLEX agent listing services program on substantially the same arms-length terms as those prevailing at the time for comparable transactions with non-related parties; however, under the program, we offer a 1% discount on commission payments to all of our employees, including our named executive officers (the “FLEX Employee Discount”). In December 2021, in connection with the sale of his personal residence, Mr. Bair participated in the FLEX Employee Discount. The actual amount of such savings are set forth in the column titled “All Other Compensation” in the “Summary Compensation Table” below. No other named executive officer received a FLEX Employee Discount in 2021.

Other than as noted above, we do not currently provide perquisites to our NEOs, and we do not view perquisites or other personal benefits as a significant component of our executive compensation program. In the future, we may provide additional perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of the executive’s duties, to make our executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved by the Board or Compensation Committee.

In addition, we do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our Company.

Severance and Change in Control Arrangements

We are currently party to Employment Agreements (as defined below) with each of our NEOs. In 2021, only the Employment Agreements with each of Messrs. Burnett, Aronovitch and Johnson provided for severance benefits and payments upon certain qualifying terminations of employment, including in connection with a “change in control” of the Company. We believe that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements can enhance alignment with stockholders by encouraging management to pursue transactions that create value for stockholders irrespective of the potential for job loss or diminution of duties and can encourage retention through the conclusion of the transaction. The payments and benefits provided under the Employment Agreements are designed to be competitive with market practices. A description of these arrangements, as well as information on the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2021, are set forth in “—Potential Payments Upon Termination or Change in Control” below.

Other Policies and Considerations

Insider Trading Compliance Policy.

A description of our Insider Trading Compliance Policy is set forth in the section titled “—Corporate Governance” above.

Section 409A

The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Internal Revenue Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

32	Offerpad Solutions Inc. 2022 Proxy Statement	EXECUTIVE AND DIRECTOR COMPENSATION / Compensation Discussion and Analysis

“Golden Parachute” Payments

Sections 280G and 4999 of the Internal Revenue Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.

Accounting for Stock-Based Compensation

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and restricted stock units, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with our management. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in its proxy statement for the 2022 Annual Meeting of Stockholders.

Ryan O’Hara (Chair)

Kenneth DeGiorgio

Alexander Klabin

EXECUTIVE COMPENSATION TABLES	Offerpad Solutions Inc. 2022 Proxy Statement	33

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table contains information about the compensation earned by each of our NEOs during our fiscal years ended December 31, 2021 and December 31, 2020:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Brian Bair	2021	450,000		–		–	310,689	23,000	783,689
Chief Executive Officer	2020	269,330		–		–	190,328	–	459,658
Michael Burnett	2021	332,125		200,000	(4)	–	191,246	–	723,371
Chief Financial Officer	2020	318,125		–		–	162,500	–	480,625
Benjamin Aronovitch	2021	328,338		200,000	(4)	–	188,983	–	717,321
Chief Legal Officer	2020	62,500	(5)	200,000		649,513	–	–	912,013
Stephen Johnson	2021	327,192		–		–	188,299	–	515,491
Chief Operating Officer	2020	118,750	(5)	–		668,430	63,934	–	851,114
(1)

Amounts reflect the full grant-date fair value of Offerpad Options granted to the named individual, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all Offerpad Options made to our NEOs in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)

Amounts for fiscal years 2020 and 2021 represent payments earned by our NEOs based upon the achievement of pre-established performance objectives for fiscal years 2020 and 2021 and which were paid in cash in 2021 and 2022, respectively. Please see the description of the 2021 annual cash incentive program under “Cash Incentive Compensation” in the CD&A above.

(3)

Amount reflects the aggregate FLEX Employee Discount realized by Mr. Bair in connection with the sale of his personal residence in December 2021. Please see the description of the FLEX Employee Discount under “Retirement Savings, Health and Welfare Benefits” in the CD&A above.

(4)	Amounts reflect payment of a one-time discretionary bonus to each of Messrs. Burnett and Aronovitch.

(5)

Messrs. Aronovitch and Johnson commenced employment with the Company on October 12, 2020 and August 10, 2020, respectively. Each of their respective salaries was prorated for the portion of the 2020 fiscal year during which he was employed.

Grants of Plan-Based Awards in Fiscal 2021

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2021 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards made during fiscal year 2021.

	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Threshold ($)	Target ($)	Maximum ($)
Brian Bair	135,000	270,000	405,000
Michael Burnett	83,103	166,207	249,310
Benjamin Aronovitch	82,118	164,237	246,355
Stephen Johnson	81,820	163,641	245,461

(1)

Amounts reflect potential payouts under our 2021 annual cash incentive program at threshold, target and maximum (or “Stretch 2”) amounts based on 2021 base salaries. Please see the description of the annual cash incentive program under “Cash Incentive Compensation” in the CD&A above.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Named Executive Officer Employment Agreements

We have entered into offers of employment letters or employment agreements (collectively, the “Employment Agreements”) with each of our named executive officers. The material terms of the Employment Agreements are described below.

34	Offerpad Solutions Inc. 2022 Proxy Statement	EXECUTIVE COMPENSATION TABLES

Brian Bair

On August 6, 2016, we entered into an offer of employment letter with Mr. Bair, pursuant to which he serves as our Chief Executive Officer. Mr. Bair’s offer letter provides for at-will employment, an annual base salary, a 60% target bonus opportunity and eligibility to participate in the benefit plans and programs maintained for the benefit of our executive employees. In addition, Mr. Bair’s offer letter contains customary confidentiality and assignment of inventions provisions, as well as standard non-compete and employee non-solicitation restrictions effective during employment and for 12 months thereafter.

In March 2022, we entered into a new employment agreement with Mr. Bair, which supersedes this offer letter.

Michael Burnett; Benjamin Aronovitch; Stephen Johnson

The Employment Agreements with each of Messrs. Burnett, Aronovitch and Johnson are dated October 21, 2019, September 24, 2020 and August 10, 2020, respectively. The term of employment under these Employment Agreements is for one year; the term will automatically renew for successive one-year periods, unless either party provides at least 45 days of advance written notice of the party’s intention not to renew the then-current term. Pursuant to their respective Employment Agreements, Messrs. Burnett, Aronovitch and Johnson are entitled to receive an annual base salary of $325,000 per year, pro-rated for partial years of employment. In addition, the executives are eligible to participate in the health and welfare benefit plans and programs maintained by us for the benefit of our employees, as well as the paid-time-off programs maintained by us for the benefit of our executives generally.

Each of Messrs. Burnett, Aronovitch and Johnson is eligible to earn annual performance-based cash incentive award, based on the achievement of specified performance goals established by our Board and targeted at 50% of the executive’s annual base salary. The payment of any annual cash incentive, to the extent any such bonus becomes payable, will be made within 90 days following the end of the applicable calendar year in a form mutually agreed upon by the Board and the applicable executive; any such payment will be contingent upon the executive’s continued employment through the last day of the applicable calendar year.

In addition, in connection with the commencement of his employment with us in 2020, Mr. Aronovitch was paid a cash sign-on bonus of $100,000.

In addition, the Employment Agreements with Messrs. Burnett, Aronovitch and Johnson each contain customary confidentiality and assignment of inventions provisions, as well as (i) standard non-compete and employee non-solicitation restrictions effective during employment and for 18 months thereafter and (ii) non-disparagement provisions, effective during employment and for 24 months thereafter.

The severance benefits and payments payable to Messrs. Burnett, Aronovitch and Johnson upon certain qualifying terminations of their employment are summarized below under the section titled, “—Potential Payments Upon Termination or Change in Control”.

EXECUTIVE COMPENSATION TABLES	Offerpad Solutions Inc. 2022 Proxy Statement	35

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for our named executive officers as of December 31, 2021. None of our NEOs held any restricted stock or restricted stock unit awards as of December 31, 2021.

			OPTION AWARDS
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Brian Bair	2/10/2017	(1)	968,418	–	0.73	2/9/2027
	2/10/2017	(1)	1,792,809	–	0.69	2/9/2027
	7/11/2017	(1)	95,191	–	0.69	7/10/2027
	7/11/2017	(1)	29,272	–	0.69	7/10/2027
Michael Burnett	10/17/2019	10/21/2019(2)	564,956	564,956	1.24	10/16/2029
Benjamin Aronovitch	10/27/2020	10/12/2020(2)	273,062	819,186	1.23	10/26/2030
Stephen Johnson	10/27/2020	8/10/2020(2)	353,097	776,815	1.23	10/26/2030

(1)

Each of these Offerpad Options were eligible to vest and become exercisable with respect to one-third of the shares underlying the Offerpad Option upon our Board’s good faith determination that the per share value of Offerpad’s common stock (on a fully-diluted basis) equals or exceeds three times (3x), four times (4x) and/or five times (5x), in each case, of the exercise price applicable to the Offerpad Option. On February 5, 2019, one-third (1/3) of the shares subject to these Offerpad Options vested in connection with Offerpad’s attainment of the initial stock price goal, as determined by our Board. In addition, in connection with the Closing of the Business Combination, the Board determined that each of the Company performance goals applicable to the Offerpad Options held by Mr. Bair were satisfied. Accordingly, all of Mr. Bair’s then-unvested Offerpad Options vested and became exercisable upon the Closing.

(2)

Each of these Offerpad Options vests and becomes exercisable over a four-year period, subject to the executive’s continued employment with the Company or its affiliates through the applicable vesting date, as follows: (i) 25% of the shares underlying the Offerpad Option on the first annual anniversary of the vesting commencement date and (ii) 75% of the shares underlying the Offerpad Option in 12 substantially equal installments on each quarterly anniversary of the vesting commencement date thereafter. In addition, upon the occurrence of a “sale event” (as defined in the 2016 Plan), the Offerpad Option will accelerate and become fully vested and exercisable.

Option Exercises and Stock Vested in Fiscal 2021

During the year ended December 31, 2021, none of our NEOs exercised any portion of their respective Offerpad Options.

OPTION AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Brian Bair	–	–
Michael Burnett	–	–
Benjamin Aronovitch	–	–
Stephen Johnson	–	–

36	Offerpad Solutions Inc. 2022 Proxy Statement	EXECUTIVE COMPENSATION TABLES

Potential Payments Upon Termination or Change in Control

Executive Employment Agreements

As noted above, we are party to Employment Agreements with each of our named executive officers. The Employment Agreements provide severance benefits and payments to certain of our named executive officers upon qualifying terminations of their employment, as summarized below.

Brian Bair

Mr. Bair’s employment offer letter, as in effect as of December 31, 2021, did not provide for any severance benefits or payments upon qualifying terminations of employment, including in connection with a “change in control” of the Company.

Michael Burnett; Benjamin Aronovitch; Stephen Johnson

Under the Employment Agreements with each of Messrs. Burnett, Aronovitch and Johnson, on a termination of employment by the Company without “cause,” by the executive for “good reason” (each, as defined in the applicable Employment Agreement) or, with respect to Mr. Aronovitch, due to the Company’s non-renewal of the employment term, in any case, the applicable executive is eligible to receive the following severance payments and benefits:

(i)

in the case of Mr. Burnett, an amount equal to 12 months of his then-current base salary, payable in equal installments in accordance with the Company’s normal payroll policies; provided that if such termination occurs in contemplation of, or within 12 months following, a Sale Event (as defined in the 2016 Plan), Mr. Burnett is entitled to an amount equal to 12 months of his then-current base salary, payable in a single lump sum;

(ii)

in the case of Mr. Aronovitch, an amount equal to six months of his then-current base salary, payable in equal installments in accordance with the Company’s normal payroll policies; provided that if such termination occurs in contemplation of or within 12 months following a Sale Event, Mr. Aronovitch is entitled to an amount equal to six months of his then-current base salary, payable in a single lump sum;

(iii)

in the case of Mr. Johnson, an amount equal to six months of his then-current base salary, payable in equal installments in accordance with the Company’s normal payroll policies; provided that if such termination occurs in contemplation of or within 12 months following a Sale Event, such severance amount will be paid in a single lump sum; and

(iv)

each of Messrs. Burnett, Aronovitch and Johnson is also eligible to receive (A) payment of any annual cash incentive that the executive has earned in respect of the calendar year ending on or prior to the applicable date of termination; and (B) Company-subsidized healthcare coverage at the same levels as in effect on the date of termination for up to 12 months (for Mr. Burnett) and up to six months (for Messrs. Aronovitch and Johnson) following the applicable date of termination.

Each of the executives’ eligibility to receive such severance payments and benefits upon certain qualifying terminations of employment, as described above, is subject to the executive’s (i) timely execution and non-revocation of a general release of claims in favor of the Company and (ii) continued compliance with the restrictive covenant obligations described above under “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Named Executive Officer Employment Agreements.”

In addition, in connection with entering into their respective Employment Agreements, the Offerpad Options granted to Messrs. Burnett, Aronovitch and Johnson (i) will accelerate and become fully vested and exercisable upon a “sale event” of the Company (as defined in the 2016 Plan) and (ii) may be exercised for a period of up to one year following a termination of service with the Company for any reason. Additional information on the executives’ outstanding option awards can be found under the section titled “—Outstanding Equity Awards at Fiscal Year-End” above.

EXECUTIVE COMPENSATION TABLES	Offerpad Solutions Inc. 2022 Proxy Statement	37

Estimated Potential Payments

The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment or a “change in control”, in any case, occurring on December 31, 2021. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees.

Name	Payment or Benefit	Termination Without Cause, for Good Reasonor due to Non-Renewal (no Change in Control) ($)(1)	Change in Control (no Termination) ($)	Termination Without Cause, for Good Reasonor due to Non-Renewal in Connection with a Change in Control ($)
Brian Bair	Cash	–	–	–

	Equity Acceleration(2)	–	–	–
	Continued Healthcare	–	–	–
	Total(3)	–	–	–
Michael Burnett	Cash	523,659	–	523,659

	Equity Acceleration(2)	–	2,915,173	2,915,173
	Continued Healthcare	16,337	–	16,337
	Total(3)	539,996	2,915,173	3,455,169
Benjamin Aronovitch	Cash	353,220	–	353,220

	Equity Acceleration(2)	–	4,235,192	4,235,192
	Continued Healthcare	8,675	–	8,675
	Total(3)	361,895	4,235,192	4,597,087
Stephen Johnson	Cash	351,940	–	351,940

	Equity Acceleration(2)	–	4,016,134	4,016,134
	Continued Healthcare	8,169	–	8,169
	Total(3)	360,109	4,016,134	4,376,243

(1)

Amounts reflect the payments that would be made to our NEOs on a termination of employment by the Company without “cause,” by the executive for “good reason” (each, as defined in the applicable Employment Agreement) or, with respect to Mr. Aronovitch, due to the Company’s non-renewal of the employment term.

(2)

With respect to Offerpad Options, amounts reflected were calculated by (i) multiplying the number of accelerated shares of common stock underlying the options by $6.40, the closing trading price of our common stock on December 31, 2021 and (ii) subtracting the exercise price for the options.

(3)	Amounts shown are the maximum potential payment the NEO would have received as of December 31, 2021.

38	Offerpad Solutions Inc. 2022 Proxy Statement	2021 DIRECTOR COMPENSATION

2021 DIRECTOR COMPENSATION

Director Compensation Program

In 2021, prior to the effectiveness of the Director Compensation Program (as defined below), one non-employee director, James Satloff, received an annual cash fee of $60,000 for services on our Board. None of our other non-employee directors received compensation from the Company for their services on our Board prior to the Closing.

Effective as of September 1, 2021, our Board adopted a non-employee director compensation program (the “Director Compensation Program”). The Director Compensation Program provides for annual cash retainer fees and long-term equity awards for each of our non-employee directors, other than Roberto Sella (each, an “Eligible Director”). The Director Compensation Program consists of the following components:

Cash Compensation:

•	Annual Retainer: $50,000

•	Annual Committee Chair Retainer:

•	Audit: $20,000

•	Compensation: $20,000

•	Nominating and Governance: $10,000

•	Annual Committee Member (Non-Chair) Retainer:

•	Audit: $10,000

•	Compensation: $10,000

•	Nominating and Governance: $5,000

•	Lead Independent Director: $25,000

The annual cash retainers will be paid in quarterly installments in arrears. Annual cash retainers will be pro-rated for any partial calendar quarter of service.

Equity Compensation:

•

Initial Grant: Each Eligible Director who is initially elected or appointed to serve on our Board after the Closing will be granted, automatically on the date on which such Eligible Director is appointed or elected to serve on the Board, an award of restricted stock units covering shares of our common stock (“RSUs”) with an aggregate value of $300,000.

Each Initial Grant will vest with respect to one-third of the RSUs on each of the first three anniversaries of the grant date, subject to continued service

•

Annual Grant: An Eligible Director who is serving on our Board as of the date of an annual meeting of stockholders (beginning with calendar year 2022) automatically will be granted, on the date of such annual meeting, an award of RSUs with an aggregate value of $150,000.

Each Annual Grant will vest in full on the earlier to occur of the first anniversary of the grant date and the date of the next annual meeting following the grant date, subject to continued service.

•	Award Terms:

The number of RSUs subject to an Initial Grant and/or Annual Grant will be determined by dividing the value of the award by the average closing price of the Company’s common stock for the 30 consecutive calendar days prior to (and including) the date immediately preceding the applicable grant date.

In addition, each equity award granted to an Eligible Director under the Director Compensation Program will vest in full immediately prior to the occurrence of a “change in control” (as defined in the 2021 Plan), to the extent the Eligible Director will not become, as of immediately following such change in control, a board member of the Company or its ultimate parent company.

In connection with the Closing of the Business Combination, we granted each Eligible Director an award of RSUs under the 2021 Plan with an aggregate value of $300,000. These RSU awards represent the Initial Grants for Eligible Directors, and are eligible to vest with respect to one-third of the RSUs subject thereto on each of the first three anniversaries of the Closing date (i.e., September 1, 2021), subject to continued service.

2021 DIRECTOR COMPENSATION	Offerpad Solutions Inc. 2022 Proxy Statement	39

Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.

Director Deferred Compensation Plan

Effective as of September 1, 2021, our Board adopted the Offerpad Solutions, Inc. Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”). The Deferred Compensation Plan permits our non-employee directors to (i) receive all or a portion of their annual cash retainers (including any cash retainers for service on a committee) earned under the Director Compensation Program in the form of fully vested RSUs and (ii) defer the settlement of all or a portion of any RSU awards granted under the Director Compensation Program.

With respect to 2021, Kenneth DeGiorgio, Alexander Klabin, Ryan O’Hara and Sheryl Palmer each elected to defer 100% of their annual cash retainers and RSU awards earned or granted under the Director Compensation Program.

Director Compensation Table

The following table sets forth compensation paid to or earned by our non-employee directors during the year ended December 31, 2021.

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards ($)(2)	Total ($)
Vaughn Bair(3)(4)	–		–	–
Katie Curnutte	20,000		300,000	320,000
Kenneth DeGiorgio	23,333	(5)	300,000	323,333
Alexander Klabin	23,333	(5)	300,000	323,333
James Morrissey(3)	–		–	–
Shivraj Mundy(3)	–		–	–
Ryan O’Hara	25,000	(5)	300,000	325,000
Sheryl Palmer	25,000	(5)	300,000	325,000
James Satloff(3)	55,000		–	55,000
Roberto Sella	–		–	–

(1)

Brian Bair, our Chief Executive Officer, did not receive any compensation for his services as a member of our Board in 2021; the compensation paid to Mr. Bair for the services he provided to our Company during 2021 is reflected in the section titled, “Executive Compensation Tables—Summary Compensation Table.”

(2)

Amounts reflect the full grant-date fair value of RSU awards granted during 2021 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all such awards made to our directors in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(3)	The services of each of Messrs. Vaughn Bair, Morrissey, Mundy and Satloff on our Board ended upon the Closing of the Business Combination.

(4)

In addition to serving on our Board during 2021, Mr. Vaughn Bair was employed as a non-executive employee of the Company pursuant to an offer letter by and between the Company and Mr. Vaughn Bair, dated as of August 5, 2016. This offer letter generally provides for at-will employment, an annual base salary of $150,000, a 60% target bonus opportunity under our annual bonus program, participation in our health and welfare plans and customary restrictive covenants. In 2021, Mr. Vaughn Bair received an annual base salary of $313,000; Mr. Bair did not receive additional compensation for his services on our Board during 2021.

(5)

Amounts include the full value of the named individual’s annual cash retainer (including any cash retainers for service on a committee), including any portion thereof that was paid in the form of fully vested RSUs, pursuant to the named individual’s election under the Deferred Compensation Plan. The number of RSUs granted is determined by dividing the value of the aggregate amount of cash fees earned by the closing price of the Company’s common stock on the applicable date the cash fees would have otherwise been paid.

40	Offerpad Solutions Inc. 2022 Proxy Statement	2021 DIRECTOR COMPENSATION

The following table shows the aggregate numbers of Offerpad Options (exercisable and unexercisable) and outstanding RSU awards held as of December 31, 2021 by each non-employee director.

Name	Option Awards Outstanding at 2021 Fiscal Year End (#)	RSU Awards Outstanding at 2021 Fiscal Year End (#)(A)
Vaughn Bair	1,747,100	–
Katie Curnutte	–	37,617
Kenneth DeGiorgio	–	41,122
Alexander Klabin	–	41,122
James Morrissey	–	–
Shivraj Mundy	–	–
Ryan O’Hara	–	41,372
Sheryl Palmer	–	41,372
James Satloff(B)	167,129	–
Roberto Sella	–	–

(A)

Amounts include RSUs which have vested, but have not yet been settled in shares of our common stock, pursuant to the named individual’s election to defer settlement thereof under the Deferred Compensation Plan, as set forth in the following table:

Name	Vested and Unsettled RSU Awards Outstanding at 2021 Fiscal Year End (#)
Kenneth DeGiorgio	3,505
Alexander Klabin	3,505
Ryan O’Hara	3,755
Sheryl Palmer	3,755

(B)

Upon Mr. Satloff’s departure from our Board, in connection with the Closing of the Business Combination, we accelerated the vesting of a portion of Mr. Satloff’s unvested Offerpad Option to reflect his partial service between his last occurring vesting date and departure date. Following such departure, Mr. Satloff will have one year from the Closing to exercise any vested Offerpad Options held by him.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	Offerpad Solutions Inc. 2022 Proxy Statement	41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth the beneficial ownership of Offerpad’s Class A Common Stock and Class B Common Stock as of April 4, 2022 by:

•	each person who is known to be the beneficial owner of more than 5% of the outstanding shares of Offerpad’s Class A Common Stock or Class B Common Stock;

•	each of Offerpad’s current named executive officers and directors; and

•	all current executive officers and directors of Offerpad as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 230,366,099 shares of Class A common stock and 14,816,236 shares of Class B common stock outstanding as of April 4, 2022. “Percentage of Total Voting Power” represents voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, as a single class, as of April 4, 2022. The holders of our Class B common stock are entitled to 10 votes per share, and holders of our Class A common stock are entitled to one vote per share. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 4, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, Offerpad believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

42	Offerpad Solutions Inc. 2022 Proxy Statement	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Class A Common Stock		Class B Common Stock		Percentage of Total Voting Power
Name and Address of Beneficial Owner(1)	Shares	%	Shares	%
5% or Greater Stockholders
Entities affiliated with LL Capital Partners I, L.P.(2)	100,249,983	43.5%	—	—	26.5%
First American Financial Corporation(3)	32,138,883	14.0%	—	—	8.5%
Jerry Coleman(4)	18,714,704	8.1%	—	—	4.9%
Named Executive Officers and Directors
Brian Bair(5)	17,701,926	7.1%	14,816,236	100.0%	39.6%
Stephen Johnson(6)	494,334	*	—	—	*
Michael Burnett(7)	706,192	*	—	—	*
Benjamin Aronovitch(8)	409,591	*	—	—	*
Katie Curnutte	—	—	—	—	—
Kenneth DeGiorgio(10)	40,000	*	—	—	—
Alexander Klabin(9)(10)	10,512,941	4.5%	—	—	2.8%
Ryan O’Hara(10)	10,000	*	—	—	*
Sheryl Palmer(10)	35,000	*	—	—	*
Roberto Sella(2)	100,628,089	43.7%	—	—	26.6%
All directors and executive officers as a group (10 individuals)	130,538,073	51.6%	14,816,236	100.0%	68.3%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of those listed in the table above is 2150 E Germann Rd., Suite 1, Chandler, AZ 85286.

(2)

Based solely on a Schedule 13D filed with the SEC on September 13, 2021. Consists of shares of Class A Common Stock held by LL Capital Partners I, L.P. and by SIF V, LLC. LLCP I GP, LLC is the general partner of LL Capital Partners I, L.P. and exercises voting and dispositive power over the shares noted herein held by LL Capital Partners I, L.P. LLCP II GP, LLC is the general partner of SIF V, LLC and exercises voting and dispositive power over the shares noted herein held by SIF V, LLC. Roberto Sella is the sole manager of SIF V, LLC and LLCP II GP, LLC. As the sole manager of SIF V, LLC and LLCP II GP, LLC, Roberto Sella may be deemed to have voting and dispositive power for the shares noted herein held by LL Capital Partners I, L.P. and SIF V, LLC. Each of LL Capital Partners I, L.P., SIF V, LLC and Roberto Sella separately disclaim beneficial ownership over the shares noted herein except to the extent of their pecuniary interest therein. The address for these entities and individuals is c/o LL Funds, LLC, 2400 Market Street Philadelphia, PA 19103.

(3)

Based solely on a Schedule 13D filed with the SEC on September 10, 2021. Consists of shares of Class A Common Stock held of record by First American Financial Corporation (“First American”). The management of First American exercises voting and dispositive power with respect to these securities. The board of directors of First American is responsible for appointing all of the members of management, and no member of the board of directors of First American is deemed to beneficially own the shares of common stock held by First American. The address for First American Financial Corporation is 1 First American Way, Santa Ana, CA 97207.

(4)	Based on a Schedule 13G filed with the SEC on September 13, 2021 and other information known to the Company.

(5)

Consists of (i) 2,648,229 shares of our Class B Common Stock held by the BBAB 2021 Irrevocable Trust, (ii) 12,168,007 shares of Class B Common Stock held directly and (iii) 2,885,690 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of April 4, 2022.

(6)	Consists of 494,334 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of April 4, 2022.

(7)	Consists of 706,192 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of April 4, 2022.

(8)	Consists of 409,591 shares of Class A Common Stock that would be issuable upon exercise of options exercisable as of or within 60 days of April 4, 2022.

(9)

Consists of (i) 7,187,191 shares of Class A Common Stock and (ii) 3,325,750 warrants to purchase shares of Class A common stock that became exercisable beginning on October 23, 2021 held by an entity controlled by Mr. Klabin.

(10)

Does not include 6,984 shares of Class A Common Stock for Mr. Klabin, 7,287 shares of Class A Common Stock for Mr. DiGiorgio, and 7,482 shares of Class A Common Stock for each of Mr. O’Hara and Ms. Palmer, associated with RSUs that have vested, but have not yet been settled in shares of our common stock, pursuant to the named individual’s election to defer settlement thereof under the Deferred Compensation Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	Offerpad Solutions Inc. 2022 Proxy Statement	43

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our legal department is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

All transactions described below that were entered into following the Closing were undertaken in compliance with our Related Person Transaction Policy described above, including review and approval by our Audit Committee

Relationships and Transactions with Directors, Executive Officers and Significant Stockholders

Offerpad’s Related Party Transactions

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Common Stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

LL Credit Facilities

As of December 31, 2021, we have one senior secured credit facility with a related party and two mezzanine secured credit facilities with a related party. The following summarizes certain details related to these facilities as of December 31, 2021:

($ in thousands)	Borrowing Capacity	Outstanding Amount
Senior secured credit facility with a related party	$85,000	$81,926
Mezzanine secured credit facilities with a related party	$79,000	$82,509

Since October 2016, we have been party to a loan and security agreement (the “LL Funds Loan Agreement”), with LL Private Lending Fund, L.P. and LL Private Lending Fund II, L.P., both of which are affiliates of LL Capital Partners I, L.P., which holds more than 5% of our Class A common stock. Additionally, Roberto Sella, who is a member of our Board, is the managing partner of LL Funds. The LL Funds Loan Agreement is comprised of a senior secured credit facility and a mezzanine secured credit facility, under which we may borrow funds up to a maximum principal amount of $85.0 million and $14.0 million, respectively. The LL Funds Loan Agreement also provides us with the option to borrow above the fully committed borrowing capacity, subject to the lender’s discretion. Refer to Note 8, Credit Facilities and Notes Payable, for further details about the facilities under the LL Funds Loan Agreement.

44	Offerpad Solutions Inc. 2022 Proxy Statement	CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since March 2020, we have also been party to a mezzanine loan and security agreement (the “LL Mezz Loan Agreement”), with LL Private Lending Fund II, L.P. Under the LL Mezz Loan Agreement, we may borrow funds up to a maximum principal amount of $65.0 million. Refer to Note 8, Credit Facilities and Notes Payable, for further details about the mezzanine facility under the LL Mezz Loan Agreement.

From September 10, 2021 through December 15, 2021, we were party to a loan and security agreement (the “Loan and Security Agreement”) for which LL Private Lending Fund II, L.P was a lender for the mezzanine facility under the Loan and Security Agreement. On December 16, 2021, we amended the Loan and Security Agreement, which among other things, replaced LL Private Lending Fund II, L.P. as a lender on the facility with an unrelated third-party lender.

We paid interest for borrowings under the LL facilities of $11.7 million during the year ended December 31, 2021.

Use of First American Financial Corporation’s Services

First American Financial Corporation (“First American”), which holds more than 5% of our Class A common stock, through its subsidiaries is a provider of title insurance and settlement services for real estate transactions and a provider of property data services. We use First American’s services in the ordinary course of our home-buying and home-selling activities. We paid First American $11.1 million during the year ended December 31, 2021 for its services, inclusive of the fees for property data services.

Credit Agreement with First American

On June 30, 2021, Offerpad entered into a credit agreement (the “First American Credit Agreement”) with First American Title Insurance Company, which is an affiliate of First American. Under the First American Credit Agreement, we borrowed a principal amount of $30.0 million. During the year ended December 31, 2021, we paid $0.8 million to First American under the First American Credit Agreement.

In August 2021, we amended the First American Credit Agreement to borrow an additional $25.0 million. The largest amount of principal outstanding under the First American Credit Agreement, as amended, was $55.0 million. The loan accrued interest at an annual rate of 12.0%. We used the loan to help continue to fund our ongoing operations through the consummation of the Business Combination. The principal amounts of the loan, together with all accrued but unpaid interest, were repaid in connection with the Closing of the Business Combination.

Notes Payable

From August 2015 to January 2017, Offerpad issued an aggregate of $1.1 million in notes payable to immediate family members of Brian Bair, Offerpad’s chief executive officer and a member of its board of directors. The notes payable accrued interest at a rate of 14.0% per annum, were pre-payable and had no set maturity date. Offerpad paid interest for borrowings under the notes payable of $0.1 million during the year ended December 31, 2021. The principal amount of each note, together with all accrued but unpaid interest, was repaid in connection with the Closing of the Business Combination.

Compensation of Immediate Family Members of Brian Bair

Offerpad employs two of Brian Bair’s brothers, along with Mr. Bair’s sister-in-law. The following details the total compensation paid to Mr. Bair’s brothers and Mr. Bair’s sister-in-law during the year ended December 31, 2021:

($ in thousands)
Mr. Bair’s brother 1	$572
Mr. Bair’s brother 2	469
Mr. Bair’s sister-in-law	141
Total	$1,182

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	Offerpad Solutions Inc. 2022 Proxy Statement	45

Brian Bair Home Sale

In December 2021, Mr. Bair, our Chairman and Chief Executive Officer, sold a personal residence for $2.3 million using the Company’s Flex agent listing services. The transaction was conducted in the ordinary course of business, on substantially the same arms-length terms as those prevailing at the time for comparable transactions with non-related parties, other than as relates to the application of a customary employee discount that is made available to all of our employees generally.

Supernova’s Related Party Transactions

Supernova entered into a forward purchase agreement with affiliates of the Supernova Sponsor pursuant to which such affiliates committed to purchase, and did purchase from Supernova 5,000,000 units, consisting of one share of Class A common stock and one-third of one warrant to purchase one share of Class A Common Stock for $10.00 per unit, or an aggregate amount of up to $50,000,000, in a private placement that closed concurrently with the closing of the Business Combination with Offerpad.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, Supernova, the Supernova Insiders and Offerpad entered into the Sponsor Support Agreement pursuant to which the Supernova Insiders agreed to, among other things, vote to adopt and approve the Merger Agreement and the Transactions, in each case, subject to the terms and conditions of the Sponsor Support Agreement. The Sponsor and each independent officer and director of Supernova has entered into a letter agreement with Supernova in connection with the Supernova IPO, pursuant to which they agreed to vote any shares of Supernova capital stock held by them in favor of the Transactions. The Supernova Sponsor and each of the Supernova Insiders also agreed to not transfer any lock-up shares (i) during the period prior to Closing, and (ii) during the period of 180 days after the Closing Date, in each case, subject to limited exceptions including (x) with respect to 33% of the Lock-Up Shares if the closing price of Supernova’s Class A common stock equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing at least 30 days following the Closing and (y) with respect to an additional 50% of the Lock-Up Shares if the closing price of the Company’s Class A common stock equals or exceeds $15.00 per share for any 20 trading days within any 30-trading day period commencing at least 30 days following the Closing. Such restrictions apply to the shares of the Company’s Class A common stock and the Company’s warrants. In addition, the Sponsor has agreed that 20% of its shares of Class B common stock issued in connection with the IPO (the “Sponsor Shares”) will be unvested and subject to forfeiture as of the Closing and will only vest if, during the five year period following the Closing, (i) the volume weighted average price of the Company’s Class A common stock equals or exceeds $12.00 for any twenty trading days within a period of thirty consecutive trading days or (ii) there is a change of control of the Company. Any Sponsor Shares that remain unvested after the fifth anniversary of the Closing will be forfeited.

Registration Rights Agreement

At the Closing, the Company, the Supernova Sponsor, certain independent directors of Supernova, the parties to the Supernova Forward Purchase Agreements, certain former stockholders of Offerpad and other parties entered into an Amended and Restated Registration Rights Agreement, pursuant to which we have agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of our common stock and other equity securities that are held by the parties thereto from time to time. The Registration Rights Agreement will terminate on the earlier of (i) the five year anniversary of the date of the Registration Rights Agreement or (ii) with respect to any Holder (as defined therein), on the date that such Holder no longer holds any Registrable Securities (as defined therein).

46	Offerpad Solutions Inc. 2022 Proxy Statement	STOCKHOLDERS’ PROPOSALS

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2150 E. Germann Road, Suite 1, Chandler, Arizona 85286 in writing not later than December 19, 2022.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 2, 2023 and no later than March 4, 2023. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 2, 2023, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 3, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

OFFERPAD’S ANNUAL REPORT ON FORM 10-K	Offerpad Solutions Inc. 2022 Proxy Statement	47

OFFERPAD’S ANNUAL REPORT ON FORM 10-K

A copy of Offerpad’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 4, 2022 without charge upon written request addressed to:

Offerpad Solutions Inc.

Attention: Secretary

2150 E. Germann Road, Suite 1

Chandler, Arizona 85286

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at investor.offerpad.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Benjamin A. Aronovitch

Chief Legal Officer and Secretary

Chandler, Arizona

April 18, 2022

Offerpad

offerpad.com
NYSE Stock Symbol: **OPAD**

PRINTED WITH SOY INK™

MIX
Paper from responsible sources
FSC www.fsc.org
FSC® C132107

OFFERPAD SOLUTIONS INC. (OPAD) 2150 E. GERMANN ROAD, SUITE 1 CHANDLER, ARIZONA 85286
SCAN TO
VIEW MATERIALS & VOTE w
VOTE BY INTERNET
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting—Go to www.virtualshareholdermeeting.com/OPAD2022
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2022. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D67503-P64755 KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
OFFERPAD SOLUTIONS INC. (OPAD) For Withhold For All To withhold authority to vote for any individual
All All Except nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below.
following Class I director nominees:
1. Election of Directors ! ! !
Nominees:
01) Brian Bair
02) Roberto Sella
03) Kenneth DeGiorgio
The Board of Directors recommends you vote FOR proposal 2. For Against Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending
December 31, 2022.
The Board of Directors recommends you vote “1 YEAR” on Proposal 3. 1 Year 2 Years 3 Years Abstain
3. Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.
NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.
D67504-P64755
OFFERPAD SOLUTIONS INC.
Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders June 2, 2022, 8:00 a.m. PT
The undersigned stockholder(s) hereby appoints(s) Brian Bair, Michael Burnett and Benjamin Aronovitch and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock and/or Class B common stock, as applicable, of Offerpad Solutions Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. PT on June 2, 2022, at www.virtualshareholdermeeting.com/OPAD2022, and any continuation, adjournment or postponement thereof.
Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side